Exhibit 10.12.2
To:     POWERFLEET, INC

123 Tice Boulevard
Woodcliff Lake, NJ 07677
United States of America

Email Address:         stowe@powerfleet.com

For the attention of:     Chief Executive Officer

27 May 2025

Dear Sirs,

USD125,000,000 TERM LOAN FACILITY AGREEMENT, DATED 27 SEPTEMBER 2024
(the Facility Agreement)

AMENDMENT LETTER AGREEMENT

1.Background

1.1.The Parties previously entered into the Facility Agreement.

1.2.This amendment letter agreement (the Letter) is supplemental to and amends the Facility Agreement.

2.Interpretation

2.1.In this Letter

2.1.1.capitalised terms defined in the Facility Agreement have the same meaning when used in this Letter unless expressly defined in this Letter.

2.1.2.Effective Date means 27 May 2025.

3.Amendments

3.1.The Facility Agreement will be amended from the Effective Date by:

3.1.1.Deleting clause 20.1.1 in its entirety and replacing it with the following new clause 20.1.1:

“21.1.1    Covenant Group Net Leverage Ratio

The Borrower shall ensure that the Covenant Group Net Leverage Ratio on each Measurement Date set out in column 1 of the table below is less than the ratio set out in column 2 of the table below opposite that date:

1 Merchant Place    PO Box 786273    Switchboard    +27 11 282 8000
Cnr Fredman Dr and Rivonia Rd    Sandton 2146    Website    rmb.co.za
Sandton 2196    South Africa

Measurement Date [Column 1]	Ratio [Column 2]
31 March, 2025	4.25 : 1
30 June, 2025	4.25 : 1
30 September 2025	4.00 : 1
31 December 2025	3.50 : 1
31 March 2026	3.00 : 1
For each Measurement Date from, and including, 30 June 2026 to, but excluding 31 March, 2027	2.75 : 1
For each Measurement Date from, and including, 31 March 2027	2.50 : 1

4.Miscellaneous and Recordal

4.1.This letter is a Finance Document under and as defined in the Facility Agreement.

4.2.From the Effective Date, the Facility Agreement and this letter shall be read and construed as one document.

4.3.Except as otherwise provided in this letter, the Facility Agreement remains in full force and effect.

4.4.This Letter is governed by the laws of England.

Kindly confirm your agreement to the terms of this Letter, by signing where indicated below.

SIGNATURE PAGE
THE ORIGINAL LENDER
/s/ Blessings Magagane             /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		FOR AND ON BEHALF OF: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Transactor	Office:	Transactor
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE
ARRANGER
/s/ Blessings Magagane         /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		For and on behalf of: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Transactor	Office:	Transactor
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE
THE COMPANY
/s/ David Wilson

For and on behalf of: POWERFLEET, INC
Name:	David Wilson
Office:	CFO, Powerfleet Inc.
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL BORROWER
/s/ David Wilson

For and on behalf of: POWERFLEET, INC
Name:	David Wilson
Office:	CFO, Powerfleet Inc.
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL GUARANTOR
/s/ David Wilson

For and on behalf of: POWERFLEET, INC
Name:	David Wilson
Office:	CFO, Powerfleet Inc.
(who warrants his authority)

SIGNATURE PAGE

THE ORIGINAL GUARANTOR
/s/ David Wilson

For and on behalf of: I.D. SYSTEMS, INC
Name:	David Wilson
Office:	CFO, Powerfleet Inc.
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL GUARANTOR
/s/ David Wilson

For and on behalf of: MOVINGDOTS GMBH
Name:	David Wilson
Office:	CFO
(who warrants his authority)

SIGNATURE PAGE
THE ADDITIONAL GUARANTOR
/s/ David Wilson

For and on behalf of: MAINSTREET 2000 (PTY) LIMITED
Name:	David Wilson
Office:	CFO
(who warrants his authority)

SIGNATURE PAGE
THE ADDITIONAL GUARANTOR
/s/ David Wilson

For and on behalf of: POWERFLEET CANADA HOLDINGS INC.
Name:	David Wilson
Office:	CFO, Powerfleet Inc.
(who warrants his authority)